UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2005

USEC Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland		20817
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 564-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Non-Employee Director Compensation

On December 13, 2005, the Board of Directors of USEC Inc. ("USEC" or the "Company") approved changes to the compensation for the Company’s non-employee directors. These changes to non-employee director compensation will be effective with the term commencing at the 2006 annual meeting of shareholders, expected to be held in April 2006.

In light of additional time devoted to Company matters and after review and recommendation by the Company’s independent compensation consultant, the Board of Directors approved an increase in the Board meeting fees paid to non-employee directors from $1,500 to $2,000 per meeting, approved an increase in the annual fee paid to the chairman of the Audit, Finance and Corporate Responsibility Committee from $5,000 to $12,000, and approved an increase in the annual fee paid to the chairman of all other committees of the Board of Directors from $5,000 to $7,500. In addition, fees paid for attendance at committee meetings will be increased from $1,000 to $1,500 per meeting.

The Board of Directors also adopted numerical stock ownership guidelines for non-employee directors equal to five times the annual retainer paid to each non-employee director. Commencing with the 2006 term, directors will continue to be required to take at least 50% of their annual retainer in the form of restricted stock or nonqualified stock options until such time as they satisfy the stock ownership guidelines. After they have met the guidelines, directors may receive their fees in cash, restricted stock or nonqualified stock options, at their election.

These revised compensation arrangements are described in Exhibit 10.92 to this report, which is incorporated herein by reference. The compensation for non-employee directors for the current term ending at the 2006 annual meeting of shareholders is unchanged and was described in Exhibit 10.77 to the Form 8-K filed by the Company on April 27, 2005.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number--Description

10.92--Summary Sheet for 2006 Non-Employee Director Compensation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USEC Inc.

December 15, 2005	By:	/s/ Ellen C. Wolf

Name: Ellen C. Wolf
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit Index

Exhibit No.	Description

10.92	Summary Sheet for 2006 Non-Employee Director Compensation